UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  October 11, 2002





                           LASALLE HOTEL PROPERTIES
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Maryland                         1-14045               36-4219376
----------------               -----------------       ------------------
(State or other                (Commission File        (IRS Employer
jurisdiction of                     Number)            Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD                20814
---------------------------------------------              ----------
(Address of principal executive office)                    (Zip Code)




       Registrant's telephone number, including area code:  301/941-1500




                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)










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ITEM 9.  REGULATION FD DISCLOSURE

      LaSalle Hotel Properties (NYSE: LHO) will conduct its quarterly conference call on Tuesday, October 22, 2002, at 10:00 a.m. ET.

      LaSalle Hotel Properties' management will discuss the Company's third quarter results and its outlook for the fourth quarter of 2002. To participate in the conference call, please follow the steps listed below:

      1. Reserve a line for the conference call with Susan Wojciechowski by Monday, October 21, at 301-941-1504;

      2. On Tuesday, October 22, 2002, dial (800) 289-0517 approximately ten minutes before the call begins (9:50 a.m. ET);

      3. Tell the operator that you are calling for LaSalle Hotel Properties' Third Quarter 2002 Earnings Conference Call;

      4. State your full name and company affiliation and you will be connected to the call.

      A live webcast of the Earnings Call will also be available through the Company's website. To access, log on to www.lasallehotels.com at least
15 minutes prior to the call.   A replay of the conference call will be
archived and available online through the Investor Relations section of www.lasallehotels.com.


      LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust ("REIT"), which owns 17 upscale and luxury full-service hotels, totaling approximately 5,900 guest rooms in 13 markets in 11 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Marriott International, Inc., Radisson Hotels International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Crestline Hotels & Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Interstate Hotels & Resorts, Inc., and the Kimpton Hotel & Restaurant Group, LLC.


To receive press releases by e-mail, please visit www.lasallehotels.com



      NOTE: THE INFORMATION IN THIS REPORT IS FURNISHED PURSUANT TO ITEM 9 AND SHALL NOT BE DEEMED TO BE "FILED" FOR THE PURPOSE OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION. THIS IS NOT AN ADMISSION AS TO THE MATERIALITY OF ANY INFORMATION CONTAINED HEREIN THAT IS REQUIRED TO BE DISCLOSED SOLELY BY REGULATION FD.


















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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LASALLE HOTEL PROPERTIES



Dated: October 11, 2002              By:   /s/ HANS S. WEGER
                                           --------------------------
                                           Hans S. Weger
                                           Executive Vice President,
                                           Treasurer and
                                           Chief Financial Officer



















































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